SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                _____________

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: October 20, 1997



                       RECKSON ASSOCIATES REALTY CORP.
            (Exact name of Registrant as specified in its Charter)



                                   Maryland
                           (State of Incorporation)




          1-13762                                           11-3233650
(Commission File Number)                          (IRS Employer Id. Number)


                        225 Broadhollow Road                       11747
                         Melville, New York                      (Zip Code)
              (Address of principal executive offices)


                           (516) 694-6900
          (Registrant's telephone number, including area code)


ITEM 5.   OTHER EVENTS

     On October 7, 1997, Reckson Associates Realty Corp. announced that it has entered into a contract to invest $150 million and acquire a controlling interest in The Morris Companies, one of New Jersey's largest developers of "big box" industrial space.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)  Exhibits

     99        Press Release, dated October 7, 1997



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              RECKSON ASSOCIATES REALTY CORP.





                              /s/ J. Michael Maturo
                              -------------------------------
                              J. Michael Maturo
                              Executive Vice President
                              and Chief Financial Officer



Date:  October 20, 1997